UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number   811-4075
                                   ------------


                         AXP INTERNATIONAL SERIES, INC.
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               (Exact name of registrant as specified in charter)


   50606 AXP Financial Center, Minneapolis, Minnesota                55474
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         (Address of principal executive offices)                 (Zip code)


Leslie L. Ogg - 901 S. Marquette Avenue, Suite 2810, Minneapolis, MN 55402-3268
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                     (Name and address of agent for service)


Registrant's telephone number, including area code:  (612) 330-9283
                                                    -----------------

Date of fiscal year end:     10/31
                         --------------
Date of reporting period:    10/31
                         --------------

AXP(R)
   European Equity
                Fund

                                                                  Annual Report
                                                            for the Period Ended
                                                                   Oct. 31, 2003


AXP European Equity Fund seeks to provide shareholders with capital appreciation.


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(logo)                                                                   (logo)
American                                                                AMERICAN
  Express                                                                EXPRESS
 Funds                                                                       (R)
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

Table of Contents

Fund Snapshot                               3

Questions & Answers
   with Portfolio Management                4

The Fund's Long-term Performance            8

Investments in Securities                   9

Financial Statements                       13

Notes to Financial Statements              16

Independent Auditors' Report               26

Federal Income Tax Information             27

Board Members and Officers                 28

Proxy Voting                               30

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2   --   AXP EUROPEAN EQUITY FUND   --   2003 ANNUAL REPORT

Fund Snapshot AS OF OCT. 31, 2003

PORTFOLIO MANAGERS

Portfolio manager                                        Dominic Baker*
Since                                                             10/03
Years in industry                                                    11

Portfolio manager                                            Rob Jones*
Since                                                             10/03
Years in industry                                                    11

* The Fund is managed by a team led by Dominic Baker and Rob Jones.

FUND OBJECTIVE

For investors seeking capital appreciation.

Inception dates
A: 6/26/00      B: 6/26/00      C: 6/26/00      Y: 6/26/00

Ticker symbols
A: AXEAX        B: AEEBX        C: --           Y: --

Total net assets                                         $129.2 million

Number of holdings                                                   93

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

         STYLE
VALUE    BLEND   GROWTH
           X                 LARGE
           X                 MEDIUM  SIZE
           X                 SMALL

COUNTRY COMPOSITION

Percentage of portfolio assets

(pie chart)

United Kingdom 34.9%
Switzerland 13.3%
France 11.2%
Germany 10.4%
Netherlands 9.2%
Italy 4.6%
Finland 2.9%
United States 2.8%
Ireland 2.7%
Spain 2.7%
Sweden 2.7%
Denmark 1.0%
Other* 1.6%

* Includes Greece and Luxembourg.

TOP TEN HOLDINGS

Percentage of portfolio assets

HSBC Holdings (United Kingdom)                                      4.6%
GlaxoSmithKline (United Kingdom)                                    3.7
BP (United Kingdom)                                                 3.6
UBS (Switzerland)                                                   2.7
Total (France)                                                      2.6
Vodafone Group (United Kingdom)                                     2.5
Royal Bank of Scotland Group (United Kingdom)                       2.3
Credit Suisse Group (Switzerland)                                   2.2
Novartis (Switzerland)                                              1.7
Swiss Life Holding (Switzerland)                                    1.7

For further detail about these holdings please refer to the section entitled "Investments in Securities."

There are special risk considerations associated with international investing related to market, currency, economic, political and other factors. When a Fund's assets are concentrated in a small number of countries and currencies, the risk is greater than when a Fund's assets are more geographically diverse.

Stocks of small- or medium-sized companies may be subject to more abrupt or erratic price movements than stocks of larger companies. Some of these companies also have fewer financial resources.

Fund holdings are subject to change.

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3   --   AXP EUROPEAN EQUITY FUND   --   2003 ANNUAL REPORT

Questions & Answers
        WITH PORTFOLIO MANAGEMENT

On Oct. 20, 2003, Threadneedle investment professionals began managing American Express global and international equity funds. At that time, Dominic Baker and Rob Jones of Threadneedle began leading the team that manages AXP European Equity Fund. Below, Baker and Jones discuss the Fund's results and positioning for fiscal year 2003.

Q: How did AXP European Equity Fund perform for the fiscal year ended Oct. 31, 2003?

A: AXP European Equity Fund's Class A shares, excluding sales charge, rose 15.89% for the 12-month period ended Oct. 31, 2003. This was less than the Fund's benchmark, the MSCI Europe Index, which advanced 24.71% for the period. The Lipper European Funds Index, representing the Fund's peer group, rose 24.62% for the same time frame.

Q:   What factors most significantly affected performance?

A: The Fund's weak results reflected an overly defensive portfolio position at a time when European equity markets enjoyed a robust recovery. In hindsight, the Fund was too heavily concentrated in large company, non-cyclical stocks during most of fiscal year 2003, and this hurt performance as cyclical mid-size and smaller company stocks tended to outperform.

     At the start of the fiscal year, uncertainty associated with the pending conflict in Iraq led to extreme market volatility. The Fund was defensively positioned in anticipation of war. In March, the toppling of Saddam Hussein from power occurred more quickly than anticipated, and this helped generate a dramatic market rally. However, the Fund

(bar chart)
                     PERFORMANCE COMPARISON
                For the year ended Oct. 31, 2003

25%                          (bar 2)                 (bar 3)
                              +24.71%                +24.62%
20%     (bar 1)
        +15.89%
15%

10%

 5%

 0%

(bar 1) AXP European Equity Fund Class A (excluding sales charge) (bar 2) MSCI Europe Index (unmanaged)
(bar 3)  Lipper European Funds Index

(see "The Fund's Long-term Performance" for Index descriptions)

Past performance is no guarantee of future results. The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

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4   --   AXP EUROPEAN EQUITY FUND   --   2003 ANNUAL REPORT

Questions & Answers

(begin callout quote)> We actively manage sector weightings, assess the economic environment and analyze market and stock specific risks.(end callout quote)

     maintained a defensive stance based on caution that the economic recovery -- which had been on again, off again for some time -- would not be sustained.

     The Fund became slightly less defensive in May. Fewer concerns over corporate solvency and refinancing took some risk out of the market. However, the Fund's higher-than-index exposure to consumer staple stocks -- a historically defensive sector -- was not reduced fast enough. By the summer, the Fund's holdings in this sector were negatively affected by corporate profit warnings and the rising value of the euro.

AVERAGE ANNUAL TOTAL RETURNS

as of Oct. 31, 2003
                             Class A                   Class B                    Class C                   Class Y
(Inception dates)           (6/26/00)                 (6/26/00)                  (6/26/00)                 (6/26/00)
                        NAV(1)      POP(2)      NAV(1)    After CDSC(3)    NAV(1)     After CDSC(4)    NAV(5)    POP(5)
1 year                 +15.89%      +9.19%      +15.11%      +11.11%       +15.17%       +15.17%       +16.12%   +16.12%
Since inception        -11.31%     -12.86%      -12.05%      -12.84%       -12.04%       -12.04%       -11.23%   -11.23%

as of Sept. 30, 2003
1 year                 +19.22%     +12.36%      +18.04%      +14.04%       +18.10%       +18.10%       +19.05%   +19.05%
Since inception        -13.28%     -14.84%      -13.98%      -14.77%       -13.96%       -13.96%       -13.20%   -13.20%

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. The performance shown for each class of shares will vary due to differences in sales charges and fees. Short term performance may be higher or lower than the figures shown. Visit americanexpress.com/funds for current information.

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5   --   AXP EUROPEAN EQUITY FUND   --   2003 ANNUAL REPORT

Questions & Answers

     By mid-October, the Fund's portfolio was re-positioned for a gradual economic recovery, with the Fund having a higher-than-index position in cyclical stocks geared to business investment and travel. However, the Fund continued to underperform. Two holdings, Royal Bank of Scotland and HBOS, both U.K.-based retail banks, were significantly greater than the index position. These banking stock selections lagged due to concerns over a slow down in the United Kingdom's mortgage market, with mortgages being a major product line in both banks. Also, the market favored other banks -- those more focused on the capital markets.

Q:   What changes were made to the portfolio?

A: Early in the reporting period, geopolitical and economic uncertainties led to a defensive portfolio stance. The management team selected companies they believed to have good management, low fixed costs, economies of scale and product differentiation -- predominantly large capitalization companies. During the second half of the fiscal year, the team added some mid-cap stocks. But portfolio modifications were too little and too late to close a wide fiscal year 2003 performance gap with the Fund's peers.

     When the Fund's management team changed on Oct. 20, we immediately made substantial changes that temporarily increased portfolio turnover. We have:

     o   Increased the number of stocks in the portfolio from 50 to a target of
         90. With much less than this number, we believe the portfolio is too concentrated and is subject to too much volatility.

     o Moved the Fund's capitalization positioning from large cap stocks to mid-cap stocks. We believe that mid-cap stocks offer the most capital appreciation potential in the current market environment.

     o Focused on stocks poised to benefit from greater economic growth in Europe. We increased the Fund's positions in industrial, capital goods and services, and financial stocks. We reduced positions in energy, utilities, consumer staples, and health care.

     o Introduced Threadneedle's dynamic investment process. We strive for both consistent performance and effective risk management. The strategy seeks to capitalize on opportunities across all sectors and style disciplines, requiring management teams to adapt to current market conditions. We actively manage sector weightings, assess the economic environment and analyze market and stock specific risks.

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6   --   AXP EUROPEAN EQUITY FUND   --   2003 ANNUAL REPORT

Questions & Answers

Portfolio Construction - AXP European Equity Fund

Elements of portfolio strategy - Equities
---------------    ----------------     --------------     ---------------     -----------
   LARGEST      +      PREFERRED     +      SMALLER     +     Portfolio     =     EQUITY
  COMPANIES               LIST             COMPANIES          Manager's         PORTFOLIO
                                                            DISCRETIONARY
                                                               ELEMENT

------------------ ------------------- ------------------- ----------------
  Recommended          Recommended     Equity teams have      Portfolio
     over &            overweight         specialists        manager has
  underweight       positions in our    covering smaller    discretion to
  positions in        best research        companies.        hold other
  the largest       ideas outside the                           house
 stocks in the     Largest Companies.                        researched
     index.                                                    stocks.
------------------ ------------------- ------------------- ----------------

                             Sector Overlay

                Ensures consistency across all portfolios
                                                             (logo) Threadneedle
                                                                     investments

Q: Can you provide some examples of stocks that illustrate the Threadneedle investment process?

A: Some examples of securities we have in the Fund are ProSiebenSat1, a German broadcaster that stands to benefit from an economic recovery and could substantially widen its profit margins. Another new holding we are excited about is Porsche, the sports car maker. Porsche is enjoying growth by introducing new products, including an upscale sports utility vehicle, the Cayenne, in 2003. EADS, maker of the Airbus line of commercial airliners, is another stock that we have confidence in. EADS has been taking market share away from Boeing, the U.S. airplane maker, and is developing the A380 Airbus, a fuel-efficient jet that will seat 555 passengers on twin decks and is designed to compete with Boeing 747s.

Q:   What is your view for the European economy for the months ahead?

A: We believe that the economic recovery, albeit fragile, will continue. Europe has begun to recover, but so far inflation remains a non-event. The Federal Reserve and European Central Banks are expected to tighten midyear 2004, but the Bank of England led the world banks by raising its rate by 25 basis points (0.25%) in early November. We expect that the European economy will continue to grow, although more slowly than some other regions, and business spending will gain momentum.

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7   --   AXP EUROPEAN EQUITY FUND   --   2003 ANNUAL REPORT

The Fund's Long-term Performance

This chart illustrates the total value of an assumed $10,000 investment in AXP European Equity Fund Class A shares (from 7/1/00 to 10/31/03) as compared to the performance of two widely cited performance indices, the Morgan Stanley Capital International (MSCI) Europe Index and the Lipper European Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

Past performance is no guarantee of future results. Your investment and return values fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Returns do not reflect taxes payable on distributions and redemptions. Also see "Past Performance" in the Fund's current prospectus.

                          Average Annual Total Returns
                  Class A with Sales Charge as of Oct. 31, 2003

1 year                                                                +9.19%
Since inception (6/26/00)                                            -12.86%

             Results for other share classes can be found on page 5.

(line chart)
                   VALUE OF A HYPOTHETICAL $10,000 INVESTMENT
                           IN AXP EUROPEAN EQUITY FUND

AXP European Equity Fund Class A  $9,425   $9,330   $6,323  $5,426   $6,288
MSCI Europe Index(1)             $10,000   $9,207   $7,130  $6,161   $7,683
Lipper European Funds Index(2)   $10,000   $9,160   $6,765  $5,901   $7,354

                                 7/1/00    10/00    10/03   10/03    10/03

(1) The Morgan Stanley Capital International (MSCI) Europe Index, compiled by MSCI in Geneva, is an unmanaged market-capitalization-weighted index of equity securities from various European countries. Income is included. The MSCI Europe Index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions and other fees.

(2) The Lipper European Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

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8   --   AXP EUROPEAN EQUITY FUND   --   2003 ANNUAL REPORT

Investments in Securities

AXP European Equity Fund
Oct. 31, 2003

(Percentages represent value of investments compared to net assets)

Common stocks (96.2%)(c)
Issuer                                                Shares            Value(a)

Denmark (1.0%)

Industrial transportation
A P Moller - Maersk                                      159          $1,248,219

Finland (3.0%)

Computer software & services (0.7%)
TietoEnator                                           36,483             966,982

Energy equipment & services (0.9%)
Fortum                                               120,184           1,107,931

Paper & packaging (0.7%)
UPM - Kymmene                                         49,552             927,428

Telecom equipment & services (0.7%)
Nokia                                                 49,914             847,746

France (11.2%)

Automotive & related (0.9%)
Renault                                               17,440           1,153,591

Banks and savings & loans (1.6%)
BNP Paribas                                           38,202           2,007,324

Beverages & tobacco (0.8%)
LVMH Moet Hennessy Louis Vuitton                      14,207             981,855

Computer software & services (1.0%)
Atos Origin                                           19,569(b)        1,305,791

Energy (2.5%)
Total                                                 21,403           3,326,588

Health care services (0.7%)
Essilor Intl                                          19,496             937,841

Insurance (1.3%)
Axa                                                   86,842           1,645,547

Media (0.5%)
Publicis Groupe                                       19,499             609,758

Multi-industry (0.4%)
Sanofi-Synthelabo                                      8,670             536,700

Utilities -- telephone (1.5%)
France Telecom                                        80,315(b)        1,943,884

Germany (8.8%)

Automotive & related (3.5%)
Bayerische Motoren Werke                              38,106           1,526,074
Continental                                           34,023           1,154,911
Porsche                                                3,597           1,766,772
Total                                                                  4,447,757

Computer software & services (1.8%)
SAP                                                    6,803             989,747
T-Online Intl                                        101,785(b)        1,316,957
Total                                                                  2,306,704

Electronics (0.7%)
Siemens                                               14,248             960,672

Health care products (1.5%)
Altana                                                30,385           1,914,836

Insurance (0.8%)
Muenchener Rueckversicherungs-Gesellschaft             8,897           1,061,064

Textiles & apparel (0.5%)
Puma AG Rudolf Dassler Sport                           4,434             646,790

Greece (1.0%)

Banks and savings & loans (0.4%)
Natl Bank of Greece                                   25,628             536,266

Utilities -- electric (0.6%)
Public Power                                          32,310             696,369

Ireland (2.7%)

Banks and savings & loans (1.9%)
Anglo Irish Bank                                     118,211           1,419,552
Bank of Ireland                                       87,442           1,077,504
Total                                                                  2,497,056

Building materials & construction (0.8%)
CRH                                                   56,211           1,010,892

See accompanying notes to investments in securities.

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9 -- AXP EUROPEAN EQUITY FUND -- 2003 ANNUAL REPORT

Issuer                                                Shares            Value(a)

Italy (4.6%)

Banks and savings & loans (2.0%)
Banca Intesa                                         272,050            $917,149
Banco Popolare di Verona e Novara                     48,176             744,861
UniCredito Italiano                                  189,236             932,744
Total                                                                  2,594,754

Building materials & construction (0.6%)
Italcementi                                           62,233             748,780

Energy (1.2%)
Eni                                                  100,925           1,602,664

Media (0.9%)
Seat Pagine Gialle                                 1,139,523(b)        1,106,121

Luxembourg (0.6%)

Metals
Arcelor                                               57,425             819,771

Netherlands (9.2%)

Aerospace & defense (1.3%)
European Aeronautic Defence & Space                   84,507           1,719,189

Banks and savings & loans (1.0%)
ING Groep                                             62,377           1,295,087

Computer software & services (0.9%)
Buhrmann                                             131,762           1,179,435

Energy (1.4%)
Royal Dutch Petroleum                                 41,183           1,827,398

Food (1.2%)
Koninklijke Numico                                    65,935(b)        1,487,766

Industrial services (1.5%)
Koninklijke (Royal) Philips Electronics               73,411(b)        1,979,041

Multi-industry (0.8%)
Euronext                                              25,412             621,848
Randstad Holding                                      19,701             374,454
Total                                                                    996,302

Utilities -- telephone (1.1%)
Koninklijke (Royal)                                  188,362(b)        1,432,069

Spain (2.8%)

Banks and savings & loans (2.0%)
Banco Popular Espanol                                 21,949           1,141,318
Banco Santander Central Hispano                      140,805           1,350,408
Total                                                                  2,491,726

Utilities -- telephone (0.8%)
Telefonica                                            86,577           1,076,910

Sweden (2.7%)

Building materials & construction (0.8%)
AB SKF Cl B                                           29,916           1,058,451

Insurance (0.6%)
Skandia Forsakrings                                  204,851             751,038

Machinery (1.3%)
Atlas Copco Cl A                                      48,030           1,687,024

Switzerland (13.4%)

Banks and savings & loans (4.8%)
Credit Suisse Group                                   80,598           2,839,807
UBS                                                   56,340           3,459,677
Total                                                                  6,299,484

Chemicals (0.6%)
Syngenta                                              13,533             725,118

Food (1.3%)
Nestle                                                 7,511           1,653,674

Health care products (3.4%)
Nobel Biocare Holding                                 13,766           1,221,606
Novartis                                              58,346           2,223,995
Synthes-Stratec                                        1,035             950,245
Total                                                                  4,395,846

Insurance (1.7%)
Swiss Life Holding                                    12,753(b)        2,163,145

Multi-industry (1.6%)
ABB                                                  219,296(b)        1,289,155
Adecco                                                13,689             807,286
Total                                                                  2,096,441

See accompanying notes to investments in securities.

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10 -- AXP EUROPEAN EQUITY FUND -- 2003 ANNUAL REPORT

Issuer                                                Shares            Value(a)

United Kingdom (35.0%)

Banks and savings & loans (5.8%)
Barclays                                             178,410          $1,504,681
HBOS                                                 153,627           1,787,079
Royal Bank of Scotland Group                         112,971           3,027,038
Standard Chartered                                    83,813           1,340,483
Total                                                                  7,659,281

Broker dealers (1.4%)
Man Group                                             70,990           1,745,558

Building materials & construction (0.9%)
RMC Group                                            116,040           1,211,020

Cellular telecommunications (2.5%)
Vodafone Group                                     1,535,028           3,223,519

Computer software & services (1.0%)
lastminute.com                                       248,985(b)        1,252,756

Electronics (0.6%)
Premier Farnell                                      188,682             819,830

Energy (3.6%)
BP                                                   665,908           4,621,748

Engineering & construction (0.8%)
Hanson                                               150,319           1,040,741

Financial services (4.6%)
HSBC Holdings                                        397,485           5,969,428

Health care products (4.3%)
GlaxoSmithKline                                      225,056           4,819,685
Smith & Nephew                                        88,376             702,232
Total                                                                  5,521,917

Industrial services (0.7%)
Intertek Group                                       105,785             921,793

Industrial transportation (0.7%)
Peninsular & Oriental Steam Navigation               181,378             851,037

Insurance (0.9%)
Legal & General Group                                622,332           1,098,308

Leisure time & entertainment (0.7%)
Carnival                                              28,047             968,544

Media (1.3%)
Reuters Group                                        225,519             982,567
United Business Media                                 94,861             746,921
Total                                                                  1,729,488

Metals (0.7%)
Rio Tinto                                             39,796             965,029

Retail -- general (1.1%)
GUS                                                  111,180           1,358,401

Retail -- grocery (0.9%)
Tesco                                                275,417           1,104,158

Telecom equipment & services (1.1%)
Marconi                                               97,976             907,781
mm02                                                 473,335(b)          514,064
Total                                                                  1,421,845

Utilities -- natural gas (0.6%)
BG Group                                             182,141             830,663

Utilities -- telephone (0.8%)
Cable & Wireless                                     468,178           1,082,471

Total common stocks
(Cost: $118,395,184)                                                $124,210,360

Preferred stock & other (1.7%)(c)
Issuer                                                Shares            Value(a)

Germany
Muenchener
     Rueckversicherung-Gesellschaft                    8,897(b)          $73,537
     Rights
ProSiebenSat.1 Media                                 134,639(b)        2,073,861

Total preferred stock & other
(Cost: $1,967,460)                                                    $2,147,398

See accompanying notes to investments in securities.

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11 -- AXP EUROPEAN EQUITY FUND -- 2003 ANNUAL REPORT

Bond (0.1%)(c)
Issuer                        Coupon               Principal            Value(a)
                                rate                  amount
France
Axa
  (European Monetary Unit) Cv
         12-21-04              2.40%                  66,718(d)          $78,067

Total bond
(Cost: $66,718)                                                          $78,067

Short-term securities (2.9%)
Issuer                    Annualized                  Amount            Value(a)
                       yield on date              payable at
                         of purchase                maturity
U.S. government agencies
Federal Home Loan Mtge Corp Disc Nt
         01-22-04              1.07%                $700,000            $698,273
Federal Natl Mtge Assn Dis Nt
         01-28-04               1.07               3,000,000           2,992,617

Total short-term securities
(Cost: $3,690,447)                                                    $3,690,890

Total investments in securities
(Cost: $124,119,809)(e)                                             $130,126,715

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c)  Foreign security values are stated in U.S. dollars.

(d) Currently this security is non-income producing. This bond will convert into AXA common stock upon completion of the acquisition of Mony Group Inc. by AXA. The acquisition is expected to occur in March 2004. If acquisition is not completed by 12/21/2004, bonds will be redeemed with an interest rate of 2.4% (as disclosed).

(e) At Oct. 31, 2003, the cost of securities for federal income tax purposes was $124,903,456 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                        $ 6,234,339
     Unrealized depreciation                                         (1,011,080)
                                                                     ----------
     Net unrealized appreciation                                    $ 5,223,259
                                                                    -----------

--------------------------------------------------------------------------------
12 -- AXP EUROPEAN EQUITY FUND -- 2003 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP European Equity Fund

Oct. 31, 2003
Assets
Investments in securities, at value (Note 1)*
   (identified cost $124,119,809)                                                                    $ 130,126,715
Foreign currency holdings (identified cost $82,006) (Note 1)                                                81,602
Capital shares receivable                                                                                    2,615
Dividends and accrued interest receivable                                                                  606,535
Receivable for investment securities sold                                                                2,846,598
                                                                                                         ---------
Total assets                                                                                           133,664,065
                                                                                                       -----------

Liabilities
Disbursements in excess of cash on demand deposit                                                           15,019
Payable for investment securities purchased                                                              3,074,339
Payable upon return of securities loaned (Note 5)                                                        1,358,000
Accrued investment management services fee                                                                   2,844
Accrued distribution fee                                                                                     1,738
Accrued transfer agency fee                                                                                  1,272
Accrued administrative services fee                                                                            213
Other accrued expenses                                                                                      56,740
                                                                                                            ------
Total liabilities                                                                                        4,510,165
                                                                                                         ---------
Net assets applicable to outstanding capital stock                                                   $ 129,153,900
                                                                                                     =============
Represented by
Capital stock -- $.01 par value (Note 1)                                                             $     398,834
Additional paid-in capital                                                                             230,743,545
Undistributed net investment income                                                                      1,052,845
Accumulated net realized gain (loss) (Note 7)                                                         (109,169,444)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                    6,128,120
                                                                                                         ---------
Total -- representing net assets applicable to outstanding capital stock                             $ 129,153,900
                                                                                                     =============
Net assets applicable to outstanding shares:                Class A                                  $  87,981,394
                                                            Class B                                  $  39,471,615
                                                            Class C                                  $   1,669,067
                                                            Class Y                                  $      31,824
Net asset value per share of outstanding capital stock:     Class A shares         27,032,365        $        3.25
                                                            Class B shares         12,319,909        $        3.20
                                                            Class C shares            521,363        $        3.20
                                                            Class Y shares              9,765        $        3.26
* Including securities on loan, at value (Note 5)                                                    $   1,342,600
                                                                                                     -------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
13 -- AXP EUROPEAN EQUITY FUND -- 2003 ANNUAL REPORT

Statement of operations
AXP European Equity Fund

Year ended Oct. 31, 2003
Investment income
Income:
Dividends                                                                                               $ 3,821,236
Interest                                                                                                     51,389
Fee income from securities lending (Note 5)                                                                  52,608
   Less foreign taxes withheld                                                                             (457,263)
                                                                                                           --------
Total income                                                                                              3,467,970
                                                                                                          ---------
Expenses (Note 2):
Investment management services fee                                                                          959,764
Distribution fee
   Class A                                                                                                  224,281
   Class B                                                                                                  408,810
   Class C                                                                                                   18,125
Transfer agency fee                                                                                         472,909
Incremental transfer agency fee
   Class A                                                                                                   34,980
   Class B                                                                                                   28,311
   Class C                                                                                                    1,253
Service fee -- Class Y                                                                                           31
Administrative services fees and expenses                                                                    82,084
Compensation of board members                                                                                 7,891
Custodian fees                                                                                               69,718
Printing and postage                                                                                         11,026
Registration fees                                                                                            31,850
Audit fees                                                                                                   18,000
Other                                                                                                         7,283
                                                                                                              -----
Total expenses                                                                                            2,376,316
   Earnings credits on cash balances (Note 2)                                                                (2,180)
                                                                                                             ------
Total net expenses                                                                                        2,374,136
                                                                                                          ---------
Investment income (loss) -- net                                                                           1,093,834
                                                                                                          ---------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                        (4,256,881)
   Foreign currency transactions                                                                            (40,808)
                                                                                                            -------
Net realized gain (loss) on investments                                                                  (4,297,689)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                    21,815,834
                                                                                                         ----------
Net gain (loss) on investments and foreign currencies                                                    17,518,145
                                                                                                         ----------
Net increase (decrease) in net assets resulting from operations                                         $18,611,979
                                                                                                        ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
14 -- AXP EUROPEAN EQUITY FUND -- 2003 ANNUAL REPORT

Statements of changes in net assets
AXP European Equity Fund

Year ended Oct. 31,                                                                   2003                  2002
Operations and distributions
Investment income (loss) -- net                                                 $   1,093,834         $     819,624
Net realized gain (loss) on investments                                            (4,297,689)          (13,730,288)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies              21,815,834           (11,562,389)
                                                                                   ----------           -----------
Net increase (decrease) in net assets resulting from operations                    18,611,979           (24,473,053)
                                                                                   ----------           -----------
Distributions to shareholders from:
   Net investment income
     Class A                                                                         (841,665)             (103,467)
     Class B                                                                               --                    --
     Class C                                                                             (964)                   --
     Class Y                                                                             (400)                  (50)
                                                                                         ----                   ---
Total distributions                                                                  (843,029)             (103,517)
                                                                                     --------              --------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                         76,685,401            94,306,318
   Class B shares                                                                   8,118,286            10,154,685
   Class C shares                                                                   3,479,068             3,976,104
   Class Y shares                                                                          --                 9,999
Reinvestment of distributions at net asset value
   Class A shares                                                                     833,544               102,095
   Class B shares                                                                          --                    --
   Class C shares                                                                         949                    --
   Class Y shares                                                                         381                    48
Payments for redemptions
   Class A shares                                                                (101,657,844)         (122,736,823)
   Class B shares (Note 2)                                                        (19,192,944)          (22,153,752)
   Class C shares (Note 2)                                                         (4,026,122)           (3,983,193)
   Class Y shares                                                                      (7,688)              (11,238)
                                                                                       ------               -------
Increase (decrease) in net assets from capital share transactions                 (35,766,969)          (40,335,757)
                                                                                  -----------           -----------
Total increase (decrease) in net assets                                           (17,998,019)          (64,912,327)
Net assets at beginning of year                                                   147,151,919           212,064,246
                                                                                  -----------           -----------
Net assets at end of year                                                       $ 129,153,900         $ 147,151,919
                                                                                =============         =============
Undistributed net investment income                                             $   1,052,845         $     842,848
                                                                                -------------         -------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
15 -- AXP EUROPEAN EQUITY FUND -- 2003 ANNUAL REPORT

Notes to Financial Statements

AXP European Equity Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP International Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a non-diversified open-end management investment company. AXP International Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in equity securities of European companies that offer growth potential.

The Fund offers Class A, Class B, Class C and Class Y shares.

o   Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o   Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. American Express Financial Corporation (AEFC) may use fair value if a security's value has been materially affected by events after the close of the primary exchanges or markets on which the security is traded and before the NAV is calculated. The fair value of a security may be different from the quoted or published price. AEFC will price a security at fair value in accordance with procedures adopted by the Fund and board if a reliable market quotation is not readily available. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

--------------------------------------------------------------------------------
16 -- AXP EUROPEAN EQUITY FUND -- 2003 ANNUAL REPORT

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. As of Oct. 31, 2003, foreign currency holdings consisted of multiple denominations.

--------------------------------------------------------------------------------
17 -- AXP EUROPEAN EQUITY FUND -- 2003 ANNUAL REPORT

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $40,808 and accumulated net realized loss has been decreased by $40,808.

The tax character of distributions paid for the years indicated is as follows:

Year ended Oct. 31,                              2003                  2002

Class A
Distributions paid from:
     Ordinary income                         $841,665              $103,467
     Long-term capital gain                        --                    --

Class B
Distributions paid from:
     Ordinary income                               --                    --
     Long-term capital gain                        --                    --

Class C
Distributions paid from:
     Ordinary income                              964                    --
     Long-term capital gain                        --                    --

Class Y
Distributions paid from:
     Ordinary income                              400                    50
     Long-term capital gain                        --                    --

As of Oct. 31, 2003, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                                  $   1,052,845
Accumulated long-term gain (loss)                              $(108,385,797)
Unrealized appreciation (depreciation)                         $   5,344,473

--------------------------------------------------------------------------------
18 -- AXP EUROPEAN EQUITY FUND -- 2003 ANNUAL REPORT

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.80% to 0.675% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper European Funds Index. Prior to Dec. 1, 2002, the maximum adjustment was 0.12% of the Fund's average daily net assets after deducting 1% from the performance difference. If the performance difference was less than 1%, the adjustment was zero. On Nov. 13, 2002, shareholders approved modification of the performance incentive adjustment calculation by adjusting the performance difference intervals, while retaining the previous maximum adjustment and reducing the amount of the performance difference for which no adjustment is made to 0.50%. The effect of the modifications began Dec. 1, 2002. The adjustment decreased the fee by $99,733 for the year ended Oct. 31, 2003.

Under an Administrative Service Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.06% to 0.035% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

--------------------------------------------------------------------------------
19 -- AXP EUROPEAN EQUITY FUND -- 2003 ANNUAL REPORT

AEFC has a Subadvisory Agreement with American Express Asset Management International Inc. (AEAMI), a wholly-owned subsidiary of AEFC. Investment decisions for the Fund are made by a team of seasoned investment professionals at Threadneedle Asset Management Limited (Threadneedle) who are associated with AEAMI. Threadneedle is also a wholly-owned subsidiary of AEFC.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o   Class A $19.50

o   Class B $20.50

o   Class C $20.00

o   Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

In addition, there is an annual closed-account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is not being charged to the Fund until a new transfer agency system is installed.

Under terms of a prior agreement that ended April 30, 2003, the Fund paid a transfer agency fee at an annual rate per shareholder account of $19 for Class A, $20 for Class B, $19.50 for Class C and $17 for Class Y.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $156,944 for Class A, $54,993 for Class B and $192 for Class C for the year ended Oct. 31, 2003.

During the year ended Oct. 31, 2003, the Fund's custodian and transfer agency fees were reduced by $2,180 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $236,455,302 and $264,752,128, respectively, for the year ended Oct. 31, 2003. Realized gains and losses are determined on an identified cost basis.

--------------------------------------------------------------------------------
20 -- AXP EUROPEAN EQUITY FUND -- 2003 ANNUAL REPORT

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                               Year ended Oct. 31, 2003
                                             Class A           Class B          Class C             Class Y
Sold                                       26,692,982         2,810,468        1,252,697                --
Issued for reinvested distributions           303,106                 1              349               138
Redeemed                                  (35,323,912)       (6,664,648)      (1,433,614)           (2,945)
                                          -----------        ----------       ----------            ------
Net increase (decrease)                    (8,327,824)       (3,854,179)        (180,568)           (2,807)
                                           ----------        ----------         --------            ------

                                                               Year ended Oct. 31, 2002
                                             Class A           Class B          Class C             Class Y
Sold                                       29,625,924         3,116,116        1,309,942             2,997
Issued for reinvested distributions            29,859                --               --                14
Redeemed                                  (37,961,247)       (6,967,812)      (1,299,820)           (3,221)
                                          -----------        ----------       ----------            ------
Net increase (decrease)                    (8,305,464)       (3,851,696)          10,122              (210)
                                           ----------        ----------           ------              ----

5. LENDING OF PORTFOLIO SECURITIES

As of Oct. 31, 2003, securities valued at $1,342,600 were on loan to brokers. For collateral, the Fund received $1,358,000 in cash. Income from securities lending amounted to $52,608 for the year ended Oct. 31, 2003. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. The Fund had no borrowings outstanding during the year ended Oct. 31, 2003.

7. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund has a capital loss carry-over of $108,385,797 as of Oct. 31, 2003, that will expire in 2009 through 2011 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
21 -- AXP EUROPEAN EQUITY FUND -- 2003 ANNUAL REPORT

8. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                       2003         2002         2001        2000(b)
Net asset value, beginning of period                              $2.83        $3.30       $ 4.90        $4.95
Income from investment operations:
Net investment income (loss)                                        .04          .03          .02           --
Net gains (losses) (both realized and unrealized)                   .40         (.50)       (1.59)        (.05)
Total from investment operations                                    .44         (.47)       (1.57)        (.05)
Less distributions:
Dividends from net investment income                               (.02)          --           --           --
Distributions from realized gains                                    --           --         (.03)          --
Total distributions                                                (.02)          --         (.03)          --
Net asset value, end of period                                    $3.25        $2.83       $ 3.30        $4.90

Ratios/supplemental data
Net assets, end of period (in millions)                             $88         $100         $144          $76
Ratio of expenses to average daily net assets(c)                  1.54%        1.54%        1.37%(d)     1.34%(d),(h)
Ratio of net investment income (loss)
  to average daily net assets                                     1.07%         .68%         .69%        1.05%(h)
Portfolio turnover rate (excluding short-term securities)          186%         110%         297%          52%
Total return(i)                                                  15.89%      (14.18%)     (32.23%)      (1.01%)(j)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
22 -- AXP EUROPEAN EQUITY FUND -- 2003 ANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                       2003         2002         2001        2000(b)
Net asset value, beginning of period                              $2.78        $3.27       $ 4.89        $4.95
Income from investment operations:
Net investment income (loss)                                        .01           --           --           --
Net gains (losses) (both realized and unrealized)                   .41         (.49)       (1.59)        (.06)
Total from investment operations                                    .42         (.49)       (1.59)        (.06)
Less distributions:
Distributions from realized gains                                    --           --         (.03)          --
Net asset value, end of period                                    $3.20        $2.78       $ 3.27        $4.89

Ratios/supplemental data
Net assets, end of period (in millions)                             $39          $45          $66          $40
Ratio of expenses to average daily net assets(c)                  2.32%        2.31%        2.14%(e)     2.12%(e),(h)
Ratio of net investment income (loss)
  to average daily net assets                                      .31%        (.08%)       (.07%)        .05%(h)
Portfolio turnover rate (excluding short-term securities)          186%         110%         297%          52%
Total return(i)                                                  15.11%      (14.98%)     (32.71%)      (1.21%)(j)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
23 -- AXP EUROPEAN EQUITY FUND -- 2003 ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                       2003         2002         2001        2000(b)
Net asset value, beginning of period                              $2.78        $3.27       $ 4.88        $4.95
Income from investment operations:
Net investment income (loss)                                        .01           --           --           --
Net gains (losses) (both realized and unrealized)                   .41         (.49)       (1.58)        (.07)
Total from investment operations                                    .42         (.49)       (1.58)        (.07)
Less distributions:
Distributions from realized gains                                    --           --         (.03)          --
Net asset value, end of period                                    $3.20        $2.78       $ 3.27        $4.88

Ratios/supplemental data
Net assets, end of period (in millions)                              $2           $2           $2           $1
Ratio of expenses to average daily net assets(c)                  2.32%        2.32%        2.14%(f)     2.12%(f),(h)
Ratio of net investment income (loss)
  to average daily net assets                                      .31%        (.10%)       (.08%)        .15%(h)
Portfolio turnover rate (excluding short-term securities)          186%         110%         297%          52%
Total return(i)                                                  15.17%      (14.98%)     (32.57%)      (1.41%)(j)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
24 -- AXP EUROPEAN EQUITY FUND -- 2003 ANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                       2003         2002         2001        2000(b)
Net asset value, beginning of period                              $2.84        $3.31       $ 4.89        $4.95
Income from investment operations:
Net investment income (loss)                                        .04          .03          .03           --
Net gains (losses) (both realized and unrealized)                   .41         (.50)       (1.58)        (.06)
Total from investment operations                                    .45         (.47)       (1.55)        (.06)
Less distributions:
Dividends from net investment income                               (.03)          --           --           --
Distributions from realized gains                                    --           --         (.03)          --
Total distributions                                                (.03)          --         (.03)          --
Net asset value, end of period                                    $3.26        $2.84       $ 3.31        $4.89

Ratios/supplemental data
Net assets, end of period (in millions)                             $--          $--          $--          $--
Ratio of expenses to average daily net assets(c)                  1.36%        1.35%        1.19%(g)     1.18%(g),(h)
Ratio of net investment income (loss)
  to average daily net assets                                     1.21%         .76%         .84%        1.29%(h)
Portfolio turnover rate (excluding short-term securities)          186%         110%         297%          52%
Total return(i)                                                  16.12%      (14.10%)     (31.89%)      (1.21%)(j)

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from June 26, 2000 (when shares became publicly available) to Oct. 31, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 1.53% and 2.21% for the periods ended Oct. 31, 2001 and 2000, respectively.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 2.30% and 2.98% for the periods ended Oct. 31, 2001 and 2000, respectively.

(f) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class C would have been 2.30% and 2.99% for the periods ended Oct. 31, 2001 and 2000, respectively.

(g) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 1.35% and 2.09% for the periods ended Oct. 31, 2001 and 2000, respectively.

(h)  Adjusted to an annual basis.

(i)  Total return does not reflect payment of a sales charge.

(j)  Not annualized.

--------------------------------------------------------------------------------
25 -- AXP EUROPEAN EQUITY FUND -- 2003 ANNUAL REPORT

Independent Auditors' Report

THE BOARD AND SHAREHOLDERS

AXP INTERNATIONAL SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP European Equity Fund (a series of AXP International Series, Inc.) as of October 31, 2003, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended October 31, 2003, and the financial highlights for each of the years in the three-year period ended October 31, 2003 and for the period from June 26, 2000 (when shares became publicly available) to October 31, 2000. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP European Equity Fund as of October 31, 2003, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

December 12, 2003

--------------------------------------------------------------------------------
26 -- AXP EUROPEAN EQUITY FUND -- 2003 ANNUAL REPORT

Federal Income Tax Information

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

AXP European Equity Fund
Fiscal year ended Oct. 31, 2003

Class A
Income distributions -- taxable as dividend income:

     Qualified Dividend Income for individuals (effective for
     distributions made after Jan. 1, 2003)                              0.00%

     Dividends Received Deduction for corporations                       0.00%

Payable date                                                         Per share
Dec. 19, 2002                                                         $0.02489



Class C
Income distributions -- taxable as dividend income:

     Qualified Dividend Income for individuals (effective for
     distributions made after Jan. 1, 2003)                              0.00%

     Dividends Received Deduction for corporations                       0.00%

Payable date                                                         Per share
Dec. 19, 2002                                                         $0.00142



Class Y
Income distributions -- taxable as dividend income:

     Qualified Dividend Income for individuals (effective for
     distributions made after Jan. 1, 2003)                              0.00%

     Dividends Received Deduction for corporations                       0.00%

Payable date                                                         Per share
Dec. 19, 2002                                                         $0.03184

--------------------------------------------------------------------------------
27   --   AXP EUROPEAN EQUITY FUND   --   2003 ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 86 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name, address, age                    Position held with   Principal occupation during      Other directorships
                                      Fund and length of   past five years
                                      service
------------------------------------- -------------------- -------------------------------- ------------------------
Arne H. Carlson                       Board member since   Chair, Board Services
901 S. Marquette Ave.                 1999                 Corporation (provides
Minneapolis, MN 55402                                      administrative services to
Age 69                                                     boards). Former Governor of
                                                           Minnesota
------------------------------------- -------------------- -------------------------------- ------------------------
Philip J. Carroll, Jr.                Board member since   Retired Chairman and CEO,        Scottish Power PLC,
901 S. Marquette Ave.                 2002                 Fluor Corporation (engineering   Vulcan Materials
Minneapolis, MN 55402                                      and construction) since 1998     Company, Inc.
Age 65                                                                                      (construction
                                                                                            materials/chemicals)
------------------------------------- -------------------- -------------------------------- ------------------------
Livio D. DeSimone                     Board member         Retired Chair of the Board and   Cargill, Incorporated
30 Seventh Street East                since 2001           Chief Executive Officer,         (commodity merchants
Suite 3050                                                 Minnesota Mining and             and processors),
St. Paul, MN 55101-4901                                    Manufacturing (3M)               General Mills, Inc.
Age 69                                                                                      (consumer foods),
                                                                                            Vulcan Materials
                                                                                            Company (construction
                                                                                            materials/ chemicals),
                                                                                            Milliken & Company
                                                                                            (textiles and
                                                                                            chemicals), and Nexia
                                                                                            Biotechnologies, Inc.
------------------------------------- -------------------- -------------------------------- ------------------------
Heinz F. Hutter*                      Board member since   Retired President and Chief
901 S. Marquette Ave.                 1994                 Operating Officer, Cargill,
Minneapolis, MN 55402                                      Incorporated (commodity
Age 74                                                     merchants and processors)
------------------------------------- -------------------- -------------------------------- ------------------------
Anne P. Jones                         Board member since   Attorney and Consultant
901 S. Marquette Ave.                 1985
Minneapolis, MN 55402
Age 68
------------------------------------- -------------------- -------------------------------- ------------------------
Stephen R. Lewis, Jr.**               Board member since   Retired President and            Valmont Industries,
901 S. Marquette Ave.                 2002                 Professor of Economics,          Inc. (manufactures
Minneapolis, MN 55402                                      Carleton College                 irrigation systems)
Age 64
------------------------------------- -------------------- -------------------------------- ------------------------
Alan G. Quasha                        Board member since   President, Quadrant              Compagnie Financiere
901 S. Marquette Ave.                 2002                 Management, Inc. (management     Richemont AG (luxury
Minneapolis, MN 55402                                      of private equities)             goods), Harken Energy
Age 53                                                                                      Corporation (oil and
                                                                                            gas exploration) and
                                                                                            SIRIT Inc. (radio
                                                                                            frequency
                                                                                            identification
                                                                                            technology)
------------------------------------- -------------------- -------------------------------- ------------------------

 * Interested person of AXP Partners International Aggressive Growth Fund and AXP Partners Aggressive Growth Fund by reason of being a security holder of J P Morgan Chase & Co., which has a 45% interest in American Century Companies, Inc., the parent company of the subadviser of two of the AXP Partners Funds, American Century Investment Management, Inc.

** Interested person of AXP Partners International Aggressive Growth Fund by reason of being a security holder of FleetBoston Financial Corporation, parent company of Columbia Wanger Asset Management, L.P., one of the fund's subadvisers.

--------------------------------------------------------------------------------
28   --   AXP EUROPEAN EQUITY FUND   --   2003 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age                    Position held with   Principal occupation during      Other directorships
                                      Fund and length of   past five years
                                      service
------------------------------------- -------------------- -------------------------------- ------------------------
Alan K. Simpson                       Board member since   Former three-term United         Biogen, Inc.
1201 Sunshine Ave.                    1997                 States Senator for Wyoming       (biopharmaceuticals)
Cody, WY 82414
Age 71
------------------------------------- -------------------- -------------------------------- ------------------------
Alison Taunton-Rigby                  Board member since   President, Forester Biotech
901 S. Marquette Ave.                 2002                 since 2000. Former President
Minneapolis, MN 55402                                      and CEO, Aquila
Age 59                                                     Biopharmaceuticals, Inc.
------------------------------------- -------------------- -------------------------------- ------------------------

Board Members Affiliated with AEFC***

Name, address, age                    Position held with   Principal occupation during      Other directorships
                                      Fund and length of   past five years
                                      service
------------------------------------- -------------------- -------------------------------- ------------------------
Barbara H. Fraser                     Board member since   Executive Vice President -
1546 AXP Financial Center             2002                 AEFA Products and Corporate
Minneapolis, MN 55474                                      Marketing of AEFC since 2002.
Age 53                                                     President - Travelers Check
                                                           Group, American Express
                                                           Company, 2001-2002. Management
                                                           Consultant, Reuters,
                                                           2000-2001. Managing Director -
                                                           International Investments,
                                                           Citibank Global, 1999-2000.
                                                           Chairman and CEO, Citicorp
                                                           Investment Services and
                                                           Citigroup Insurance Group,
                                                           U.S., 1998-1999
------------------------------------- -------------------- -------------------------------- ------------------------
Stephen W. Roszell                    Board membersince    Senior Vice President -
50238 AXP Financial Center            2002,                Institutional Group of AEFC
Minneapolis, MN 55474                 Vice President
Age 54                                since 2002
------------------------------------- -------------------- -------------------------------- ------------------------
William F. Truscott                   Board member since   Senior Vice President - Chief
53600 AXP Financial Center            2001,                Investment Officer of AEFC
Minneapolis, MN 55474                 Vice President       since 2001. Former Chief
Age 42                                since 2002           Investment Officer and
                                                           Managing Director, Zurich
                                                           Scudder Investments
------------------------------------- -------------------- -------------------------------- ------------------------

*** Interested person by reason of being an officer, director and/or employee of AEFC.

--------------------------------------------------------------------------------
29   --   AXP EUROPEAN EQUITY FUND   --   2003 ANNUAL REPORT

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Roszell, who is vice president, and Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name, address, age                    Position held        Principal occupation during      Other directorships
                                      with Fund and        past five years
                                      length of service
------------------------------------- -------------------- -------------------------------- ------------------------
Jeffrey P. Fox                        Treasurer since      Vice President - Investment
50005 AXP Financial Center            2002                 Accounting, AEFC, since 2002;
Minneapolis, MN 55474                                      Vice President - Finance,
Age 48                                                     American Express Company,
                                                           2000-2002; Vice President -
                                                           Corporate Controller, AEFC,
                                                           1996-2000
------------------------------------- -------------------- -------------------------------- ------------------------
Paula R. Meyer                        President since      Senior Vice President and
596 AXP Financial Center              2002                 General Manager - Mutual
Minneapolis, MN 55474                                      Funds, AEFC, since 2002; Vice
Age 49                                                     President and Managing
                                                           Director - American Express
                                                           Funds, AEFC, 2000-2002; Vice
                                                           President, AEFC, 1998-2000
------------------------------------- -------------------- -------------------------------- ------------------------
Leslie L. Ogg                         Vice President,      President of Board Services
901 S. Marquette Ave.                 General Counsel,     Corporation
Minneapolis, MN 55402                 and Secretary
Age 65                                since 1978
------------------------------------- -------------------- -------------------------------- ------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.


Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the Web site americanexpress.com/funds; or by searching the Web site of the Securities and Exchange Commission http://www.sec.gov. Beginning Jan. 1, 2004, you may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at http://www.sec.gov.

--------------------------------------------------------------------------------
30   --   AXP EUROPEAN EQUITY FUND   --   2003 ANNUAL REPORT

--------------------------------------------------------------------------------
(logo)
AMERICAN
 EXPRESS
(R)
--------------------------------------------------------------------------------

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

AXP(R)
  International
            Fund

                                                                   Annual Report
                                                            for the Period Ended
                                                                   Oct. 31, 2003

AXP International Fund seeks to provide shareholders with long-term capital growth.

--------------------------------------------------------------------------------
(logo)                                                                   (logo)
American                                                                AMERICAN
  Express                                                                EXPRESS
 Funds                                                                       (R)
--------------------------------------------------------------------------------

Table of Contents

Fund Snapshot                               3

Questions & Answers
   with Portfolio Management                4

The Fund's Long-term Performance            9

Investments in Securities                  10

Financial Statements                       15

Notes to Financial Statements              18

Independent Auditors' Report               28

Federal Income Tax Information             29

Board Members and Officers                 30

Proxy Voting                               32

--------------------------------------------------------------------------------
2   --   AXP INTERNATIONAL FUND   --   2003 ANNUAL REPORT

Fund Snapshot
        AS OF OCT. 31, 2003

PORTFOLIO MANAGERS

Portfolio manager                                             Alex Lyle*
Since                                                             10/03
Years in industry                                                    23

Portfolio manager                                         Dominic Rossi*
Since                                                             10/03
Years in industry                                                    17

* The Fund is managed by a team led by Alex Lyle and Dominic Rossi.

FUND OBJECTIVE

For investors seeking long-term capital growth.

Inception dates
A: 11/15/84     B: 3/20/95      C: 6/26/00      Y: 3/20/95

Ticker symbols
A: INIFX        B: IWWGX        C: --           Y: IDIYX

Total net assets                                         $383.4 million

Number of holdings                                                  116

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

         STYLE
VALUE    BLEND   GROWTH
           X                 LARGE
           X                 MEDIUM  SIZE
           X                 SMALL

COUNTRY COMPOSITION

Percentage of portfolio assets

(pie chart)

United Kingdom 25.8%
Japan 22.5%
France 9.5%
Switzerland 7.9%
Germany 6.5%
Netherlands 5.6%
Italy 2.9%
Taiwan 2.6%
South Korea 2.5%
Ireland 2.3%
Sweden 1.8%
United States 1.5%
Finland 1.4%
Hong Kong 1.4%
Mexico 1.1%
Brazil 1.0%
Other* 3.7%

* Includes Australia, Denmark, Luxembourg, Singapore  and Spain.

TOP TEN HOLDINGS

Percentage of portfolio assets

HSBC Holdings (United Kingdom)                                     3.5%
GlaxoSmithKline (United Kingdom)                                   2.2
UBS (Switzerland)                                                  1.8
Total (France)                                                     1.6
BP (United Kingdom)                                                1.6
Royal Bank of Scotland Group (United Kingdom)                      1.6
Swiss Life Holding (Switzerland)                                   1.4
Credit Suisse Group (Switzerland)                                  1.4
Axa (France)                                                       1.4
Vodafone Group (United Kingdom)                                    1.4

For further detail about these holdings please refer to the section entitled "Investments in Securities."

There are special risk considerations associated with international investing related to market, currency, economic, political and other factors.

Shares of small- or medium-sized companies may be subject to more abrupt or erratic price movements than stocks of larger companies. Some of these companies also have fewer financial resources.

Fund holdings are subject to change.

--------------------------------------------------------------------------------
3   --   AXP INTERNATIONAL FUND   --   2003 ANNUAL REPORT

Questions & Answers
        WITH PORTFOLIO MANAGEMENT

On Oct. 20, 2003, Threadneedle investment professionals began managing American Express global and international equity funds. At that time responsibility for the management of the AXP International Fund moved to Threadneedle. The Fund is managed using a team-managed structure led by portfolio managers Alex Lyle and Dominic Rossi. Below is a discussion of the Fund's results and changes in positioning since the start of the current fiscal year.

Q: How did AXP International Fund perform for the fiscal year period ended Oct. 31, 2003?

A: AXP International Fund's Class A shares rose 18.79%, excluding sales charge, for the 12-month period ended Oct. 31, 2003. This was less than the Fund's benchmark, the MSCI EAFE Index, which advanced 27.57% for the period. The Lipper International Funds Index, representing the Fund's peer group, rose 26.55% for the same time frame.

Q:   What factors most significantly affected performance?

A: Throughout most of the 12-month period, the Fund was managed quite defensively. At the start of the fiscal year, uncertainty associated with the pending conflict in Iraq, led to extreme market volatility. The Fund's risk profile was reduced in anticipation of war. In March, the toppling of Saddam Hussein from power occurred more quickly than anticipated, and this helped generate a dramatic market rally. However, the Fund maintained a defensive stance based on caution that the economic recovery -- which had been on again, off again for some time -- would not be sustained.

(bar chart)
                     PERFORMANCE COMPARISON
                For the year ended Oct. 31, 2003

30%                            (bar 2)                 (bar 3)
                               +27.57%                 +26.55%
25%

20%     (bar 1)
        +18.79%
15%

10%

 5%

 0%

(bar 1)  AXP International Fund Class A (excluding sales charge)
(bar 2)  MSCI EAFE Index (unmanaged)
(bar 3)  Lipper International Funds Index

(see "The Fund's Long-term Performance" for Index descriptions)

Past performance is no guarantee of future results. The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

--------------------------------------------------------------------------------
4   --   AXP INTERNATIONAL FUND   --   2003 ANNUAL REPORT

Questions & Answers

(begin callout quote)> We did significant restructuring to the Fund and believe it is now poised to participate fully as the global economic recovery strengthens. (end callout quote)

     The sharp rally that followed the war in Iraq favored mid- and small-cap stocks. Many of these smaller capitalization stocks were gaining favor due to recovery stories of their own. Because the International Fund was defensively positioned and invested in mostly large cap stocks, the Portfolio did not fully benefit from this substantial rally.

AVERAGE ANNUAL TOTAL RETURNS

as of Oct. 31, 2003

                           Class A                Class B                    Class C                   Class Y
(Inception dates)        (11/15/84)              (3/20/95)                  (6/26/00)                 (3/20/95)
                      NAV(1)     POP(2)     NAV(1)   After CDSC(3)     NAV(1)  After CDSC(4)     NAV(5)      POP(5)
1 year               +18.79%    +11.95%    +17.83%     +13.83%        +17.94%    +17.94%        +19.14%     +19.14%
5 years               -4.30%     -5.43%     -5.06%      -5.19%           N/A        N/A          -4.14%      -4.14%
10 years              +0.74%     +0.14%       N/A         N/A            N/A        N/A            N/A         N/A
Since inception         N/A        N/A      +0.34%      +0.34%        -15.88%    -15.88%         +1.29%      +1.29%

as of Sept. 30, 2003
1 year               +17.31%    +10.56%    +16.52%     +12.52%        +16.38%    +16.38%        +17.92%     +17.92%
5 years               -3.84%     -4.97%     -4.57%      -4.70%           N/A        N/A          -3.63%      -3.63%
10 years              +0.60%     +0.01%       N/A         N/A            N/A        N/A            N/A         N/A
Since inception         N/A        N/A      -0.33%      -0.33%        -17.72%    -17.72%         +0.62%      +0.62%

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. The performance shown for each class of shares will vary due to differences in sales charges and fees. Short term performance may be higher or lower than the figures shown. Visit americanexpress.com/funds for current information.

--------------------------------------------------------------------------------
5   --   AXP INTERNATIONAL FUND   --   2003 ANNUAL REPORT

Questions & Answers

     Throughout most of the fiscal year, the Fund had a lower-than-benchmark index position in Europe. European stocks were weak early in the fiscal year, but bounced back sharply in March and continued to perform well through the end of the period. The Fund's positioning in Europe hurt performance.

     Moreover, early in the period in Japan, small cap stocks outperformed their benchmark by about 25%, due to a technical issue where pension plans were selling down their large-cap holdings to raise cash to return to the Japanese government. However, the Fund's large cap positioning hindered participation in this significant Japanese market rally.

     Later in the reporting period, the Fund was repositioned to put focus on areas that could benefit from improvements in the global economy. The Fund reduced holdings in defensive stocks and broadened out the market cap so it included more mid-cap stocks, which were likely to benefit from improvements in economic growth. The Fund also added emerging markets exposure because emerging markets were more competitive against high cost production areas in Europe, the U.S. and other mature markets. The Pacific regional weighting in Singapore, Australia, New Zealand and Hong Kong was also reduced.

Q:   What changes were made to the Portfolio since Oct. 20, 2003?

A:   Changes we have made to the  Portfolio include:

     o Having a strong cyclical focus -- We are optimistic about global growth. For that reason, we have skewed the Portfolio toward cyclical stocks. Historically, stocks in these sectors benefit from a growing global economy. We have a greater than index position in the industrial, financials and information technology sectors.

     o Adding more mid-cap stocks -- Mid cap stocks, as well as small cap stocks, tend to benefit more during periods of accelerating economic growth. We have found some very interesting opportunities in mid-sized companies.

     o Increasing the number of stocks benefiting from restructuring -- Companies that have successfully overcome adversity, conquered weak balance sheets, demonstrated capable leadership and won back investors' confidence are worth serious consideration.

--------------------------------------------------------------------------------
6   --   AXP INTERNATIONAL FUND   --   2003 ANNUAL REPORT

Questions & Answers

Q: Can you provide some examples of stocks that illustrate the Threadneedle investment process?

A: ProSiebenSat1, a German broadcaster, has a very good recovery story to tell that could substantially widen margins. Before we buy, each security is put through a fully integrated research process, a key part of the portfolio construction process, which in turn is a component of our overall investment process.

     Another example is Swiss Life, an insurance firm. With a new, highly regarded management team in place, its balance sheet improved and its recovery on track, Swiss Life anticipates a 10% return on equity by 2005.

Q:   How does Threadneedle make its  stock selections?

A: Our proprietary research efforts and on-going discussions about every security in which we invest are the foundation of our portfolio construction process. We combine elements of portfolio strategy to construct our equity portfolios. This process ensures consistency across all portfolios. The diagram below illustrates the components of Threadneedle's construction process that we use for this Fund.

Portfolio Construction -- AXP International Fund

Elements of portfolio strategy - Equities
---------------    ----------------     --------------     ---------------     -----------
   LARGEST      +      PREFERRED     +      SMALLER     +     Portfolio     =     EQUITY
  COMPANIES               LIST             COMPANIES          Manager's         PORTFOLIO
                                                            DISCRETIONARY
                                                               ELEMENT

------------------ ------------------- ------------------- ----------------
  Recommended          Recommended     Equity teams have      Portfolio
     over &            overweight         specialists        manager has
  underweight       positions in our    covering smaller    discretion to
  positions in        best research        companies.        hold other
  the largest       ideas outside the                           house
 stocks in the     Largest Companies.                        researched
     index.                                                    stocks.
------------------ ------------------- ------------------- ----------------

                             Sector Overlay

                Ensures consistency across all portfolios
                                                             (logo) Threadneedle
                                                                     investments

--------------------------------------------------------------------------------
7   --   AXP INTERNATIONAL FUND   --   2003 ANNUAL REPORT

Questions & Answers

Q:   What is the goal of Threadneedle's overall investment process?

A: Our investment process strives for both consistent performance -- irrespective of market conditions -- and effective risk management. The dynamic strategy employed by Threadneedle capitalizes on all opportunities across all sectors. We also actively manage sector weightings to reflect the environment and ensure that we take an appropriate level of risk.

Q:   How are you positioning the Fund for the months ahead?

A: We did significant restructuring to the Fund and believe it is now poised to participate fully as the global economic recovery strengthens. Traditionally, strong rallies occur when the economy is recovering, and we believe the Fund, with its mid-cap and cyclical bias, is positioned to fully participate in future rallies. When needed, we will reduce the cyclical focus, but for now, we believe we are where we need to be for optimal performance.

--------------------------------------------------------------------------------
8   --   AXP INTERNATIONAL FUND   --   2003 ANNUAL REPORT

The Fund's Long-term Performance

This chart illustrates the total value of an assumed $10,000 investment in AXP International Fund Class A shares (from 11/1/93 to 10/31/03) as compared to the performance of two widely cited performance indices, the Morgan Stanley Capital International EAFE Index (MSCI EAFE Index) and the Lipper International Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

Past performance is no guarantee of future results. Your investment and return values fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Returns do not reflect taxes payable on distributions and redemptions. Also see "Past Performance" in the Fund's current prospectus.

(line chart)
                   VALUE OF A HYPOTHETICAL $10,000 INVESTMENT
                            IN AXP INTERNATIONAL FUND

AXP International Fund Class A       $9,425  $10,461  $10,287  $11,305  $11,972 $12,635  $16,148  $15,698  $10,092  $8,523  $10,141
MSCI EAFE Index(1)                  $10,000  $11,038  $11,030  $12,222  $12,823 $14,099  $17,394  $16,931  $12,752 $11,103  $14,165
Lipper International Funds Index(2) $10,000  $11,151  $11,099  $12,500  $14,172 $14,831  $18,249  $18,879  $14,331 $12,860  $16,275

                                    '93      '94      '95      '96      '97     '98      '99      '00      '01     '02      '03

(1) Morgan Stanley Capital International EAFE Index (MSCI EAFE Index), an unmanaged index, is compiled from a composite of securities markets of Europe, Australia and the Far East. The index is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(2) The Lipper International Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

                          Average Annual Total Returns
                  Class A with Sales Charge as of Oct. 31, 2003

1 year                                                               +11.95%
5 years                                                               -5.43%
10 years                                                              +0.14%

             Results for other share classes can be found on page 5.

--------------------------------------------------------------------------------
9   --   AXP INTERNATIONAL FUND   --   2003 ANNUAL REPORT

Investments in Securities

AXP International Fund
Oct. 31, 2003

(Percentages represent value of investments compared to net assets)

Common stocks (96.1%)(c)
Issuer                                                Shares            Value(a)

Australia (0.8%)

Metals
BHP Billiton                                         371,306          $3,087,753

Brazil (1.0%)

Energy
Petroleo Brasileiro ADR                              173,217           3,769,202

Denmark (0.7%)

Industrial transportation
A P Moller - Maersk                                      319           2,504,289

Finland (1.4%)

Energy equipment & services (0.7%)
Fortum                                               299,967           2,765,283

Telecom equipment & services (0.7%)
Nokia                                                148,549           2,522,975

France (9.4%)

Automotive & related (0.7%)
Renault                                               40,485           2,677,931

Banks and savings & loans (1.3%)
BNP Paribas                                           93,609           4,918,685

Beverages & tobacco (0.7%)
LVMH Moet Hennessy Louis Vuitton                      40,116           2,772,442

Computer software & services (0.9%)
Atos Origin                                           50,986(b)        3,402,169

Energy (1.6%)
Total                                                 39,501           6,139,493

Health care services (0.6%)
Essilor Intl                                          46,490           2,236,367

Insurance (1.4%)
Axa                                                  275,399           5,218,467

Multi-industry (0.7%)
Sanofi-Synthelabo                                     40,907           2,532,271

Retail -- general (0.5%)
Casino Guichard Perrachon                             22,808           2,088,001

Utilities -- telephone (1.0%)
France Telecom                                       161,513           3,909,140

Germany (5.3%)

Automotive & related (2.4%)
Bayerische Motoren Werke                              61,945           2,480,781
Continental                                           80,533           2,733,693
Porsche                                                7,680           3,772,259
Total                                                                  8,986,733

Computer software & services (0.8%)
T-Online Intl                                        246,714(b)        3,192,140

Health care products (1.0%)
Altana                                                60,950           3,841,016

Insurance (1.1%)
Allianz                                               39,202           4,202,680

Hong Kong (1.4%)

Financial services
Hong Kong Exchanges & Clearing                       908,000           1,976,023

Real estate
Sun Hung Kai Properties                              405,000           3,429,021

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
10 -- AXP INTERNATIONAL FUND -- 2003 ANNUAL REPORT

Issuer                                                Shares            Value(a)

Ireland (2.3%)

Banks and savings & loans (1.6%)
Allied Irish Banks                                   175,127          $2,561,101
Anglo Irish Bank                                     283,224           3,401,131
Total                                                                  5,962,232

Building materials & construction (0.7%)
CRH                                                  150,380           2,704,415

Italy (2.8%)

Banks and savings & loans (1.4%)
Banco Popolare di Verona e Novara                    169,447           2,619,863
UniCredito Italiano                                  592,656           2,921,201
Total                                                                  5,541,064

Building materials & construction (0.5%)
Italcementi                                          153,120           1,842,321

Energy (0.9%)
Eni                                                  221,981           3,525,003

Japan (22.2%)

Automotive & related (1.8%)
Nissan Motor                                         235,000           2,633,556
Toyota Motor                                         146,800           4,179,597
Total                                                                  6,813,153

Banks and savings & loans (1.9%)
Mitsubishi Tokyo Financial Group                         530           3,808,614
Mitsui Fudosan                                       393,000           3,657,061
Total                                                                  7,465,675

Building materials & construction (0.9%)
Asahi Glass                                          452,000           3,568,800

Cellular telecommunications (0.7%)
NTT DoCoMo                                             1,214           2,628,208

Chemicals (1.0%)
Shin-Etsu Chemical                                    33,300           1,238,887
Sumitomo Chemical                                    650,000           2,424,159
Total                                                                  3,663,046

Computer software & services (0.3%)
Nomura Research Institute                             12,400           1,246,373

Electronics (3.6%)
Alps Electric                                         67,000           1,123,218
Hitachi                                              270,000           1,586,574
Hitachi Maxell                                       105,600           1,488,880
Keyence                                               14,690           3,231,038
Murata Manufacturing                                  21,600           1,227,998
Rohm                                                  11,100           1,496,357
Tokyo Electron                                        51,700           3,705,790
Total                                                                 13,859,855

Engineering & construction (0.4%)
Daiwa House Inds                                     143,000           1,542,712

Financial services (1.7%)
Nomura Holdings                                      229,000           3,932,796
Sumitomo Trust & Banking                             437,000           2,440,697
Total                                                                  6,373,493

Furniture & appliances (1.1%)
Matsushita Electric Industrial                       315,000           4,151,862

Health care products (1.0%)
Chugai Pharmaceutical                                 96,800           1,378,895
Yamanouchi Pharmaceutical                             98,800           2,480,447
Total                                                                  3,859,342

Industrial transportation (0.5%)
East Japan Railway                                       433           1,961,468

Insurance (0.5%)
Sompo Japan Insurance                                243,000           2,011,461

Machinery (1.1%)
Amada                                                317,000           1,369,673
SMC                                                   23,600           2,840,115
Total                                                                  4,209,788

Media (1.3%)
Dai Nippon Printing                                  124,000           1,915,241
Dentsu                                                   210             945,559
Nippon Telegraph & Telephone                             502           2,242,070
Total                                                                  5,102,870

Multi-industry (1.9%)
Canon                                                 95,000           4,597,263
Mitsubishi                                           266,000           2,760,777
Total                                                                  7,358,040

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
11 -- AXP INTERNATIONAL FUND -- 2003 ANNUAL REPORT

Issuer                                                Shares            Value(a)

Japan (cont.)

Paper & packaging (1.0%)
Nippon Unipac Holding                                    777          $3,661,127

Retail -- general (0.7%)
Seven-Eleven Japan                                    83,000           2,627,371

Utilities -- electric (0.8%)
Tokyo Electric Power                                 146,300           3,120,694

Luxembourg (0.6%)

Metals
Arcelor                                              157,475           2,248,035

Mexico (1.1%)

Financial services
Grupo Financiero BBVA Bancomer Cl B                5,152,886(b)        4,355,011

Netherlands (5.5%)

Aerospace & defense (1.2%)
European Aeronautic Defence & Space                  227,733           4,632,944

Banks and savings & loans (1.0%)
ING Groep                                            186,253           3,867,032

Computer software & services (0.7%)
Buhrmann                                             315,120           2,820,718

Food (0.7%)
Koninklijke Numico                                   117,175(b)        2,643,952

Industrial services (1.2%)
Koninklijke (Royal) Philips Electronics              171,800           4,631,449

Utilities -- telephone (0.7%)
Koninklijke (Royal)                                  331,257(b)        2,518,464

Singapore (0.8%)

Banks and savings & loans
United Overseas Bank                                 374,000           2,921,623

South Korea (2.5%)

Beverages & tobacco (1.2%)
KT&G                                                 241,640           4,655,169

Electronics (1.3%)
Samsung Electronics                                   12,550           4,983,946

Spain (0.8%)

Banks and savings & loans
Banco Popular Espanol                                 57,393           2,984,357

Sweden (1.7%)

Insurance (0.6%)
Skandia Forsakrings                                  583,465           2,139,139

Machinery (1.1%)
Atlas Copco Cl A                                     129,434           4,546,288

Switzerland (7.8%)

Banks and savings & loans (3.1%)
Credit Suisse Group                                  150,021           5,285,871
UBS                                                  111,522           6,848,246
Total                                                                 12,134,117

Health care products (2.3%)
Nobel Biocare Holding                                 26,630           2,363,167
Roche Holding                                         46,072           3,812,451
Synthes-Stratec                                        2,706           2,484,409
Total                                                                  8,660,027

Insurance (1.4%)
Swiss Life Holding                                    32,082(b)        5,441,699

Multi-industry (1.0%)
ABB                                                  656,353(b)        3,858,442

Taiwan (2.6%)

Banks and savings & loans (1.3%)
Chinatrust Financial Holding                       4,471,810           4,646,207

Computer hardware (0.2%)
Hon Hai Precision Inds                               208,400             932,356

Electronics (1.1%)
Taiwan Semiconductor Mfg                           2,209,560           4,357,337

United Kingdom (25.5%)

Banks and savings & loans (4.0%)
Barclays                                             584,968           4,933,524
Royal Bank of Scotland Group                         226,868           6,078,888
Standard Chartered                                   254,475           4,070,007
Total                                                                 15,082,419

Broker dealers (1.0%)
Man Group                                            162,883           4,005,095

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
12 -- AXP INTERNATIONAL FUND -- 2003 ANNUAL REPORT

Issuer                                                Shares            Value(a)

United Kingdom (cont.)

Building materials & construction (0.8%)
RMC Group                                            291,924          $3,046,587

Cellular telecommunications (1.3%)
Vodafone Group                                     2,438,424           5,120,627

Computer software & services (1.6%)
lastminute.com                                       556,206(b)        2,798,523
LogicaCMG                                            621,560           3,238,099
Total                                                                  6,036,622

Energy (1.6%)
BP                                                   879,761           6,105,999

Engineering & construction (0.6%)
Hanson                                               358,446           2,481,719

Financial services (3.5%)
HSBC Holdings                                        872,410          13,101,850

Health care products (3.0%)
GlaxoSmithKline                                      393,734           8,432,008
Smith & Nephew                                       385,321           3,061,746
Total                                                                 11,493,754

Industrial transportation (0.7%)
Peninsular & Oriental Steam Navigation               584,869           2,744,242

Insurance (1.2%)
Legal & General Group                              2,538,876           4,480,676

Leisure time & entertainment (0.8%)
Carnival                                              85,602           2,956,086

Media (1.5%)
Reuters Group                                        614,454           2,677,124
United Business Media                                413,586           3,256,511
Total                                                                  5,933,635

Metals (0.6%)
Anglo American                                       120,109           2,458,055

Retail -- general (0.7%)
GUS                                                  232,111           2,835,939

Retail -- grocery (0.9%)
Tesco                                                883,097           3,540,372

Telecom equipment & services (0.5%)
mm02                                               1,642,401(b)        1,783,725

Utilities -- natural gas (0.6%)
BG Group                                             473,347           2,158,723

Utilities -- telephone (0.6%)
Cable & Wireless                                   1,000,410           2,313,041

Total common stocks
(Cost: $335,683,864)                                                $368,629,932

Preferred stock (1.1%)(c)
Issuer                                                Shares            Value(a)

Germany
ProSiebenSat.1 Media                                 273,174          $4,207,734

Total preferred stock
(Cost: $3,991,851)                                                    $4,207,734

Bond (--%)(c)
Issuer                         Coupon               Principal           Value(a)
                                rate                  amount
France
Axa
 (European Monetary Unit) Cv
         12-21-04               2.40%                133,232(d)         $155,893

Total bond
(Cost: $133,232)                                                        $155,893

Short-term securities (1.5%)
Issuer                     Annualized               Amount              Value(a)
                          yield on date           payable at
                           of purchase             maturity

U.S. government agency
Federal Natl Mtge Assn Disc Nts
         11-12-03               1.07%               $300,000            $299,903
         01-28-04               1.08               5,400,000           5,385,582

Total short-term securities
(Cost: $5,685,646)                                                    $5,685,485

Total investments in securities
(Cost: $345,494,593)(e)                                             $378,679,044

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
13 -- AXP INTERNATIONAL FUND -- 2003 ANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c)  Foreign security values are stated in U.S. dollars.

(d) Currently this security is non-income producing. This bond will convert into AXA common stock upon completion of the acquisition of Mony Group Inc. by AXA. The acquisition is expected to occur in March 2004. If acquisition is not completed by 12/21/2004, bonds will be redeemed with an interest rate of 2.4% (as disclosed).

(e) At Oct. 31, 2003, the cost of securities for federal income tax purposes was $347,614,068 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                        $35,175,101
     Unrealized depreciation                                         (4,110,125)
                                                                     ----------
     Net unrealized appreciation                                    $31,064,976
                                                                    -----------

--------------------------------------------------------------------------------
14 -- AXP INTERNATIONAL FUND -- 2003 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP International Fund

Oct. 31, 2003
Assets
Investments in securities, at value (Note 1)
   (identified cost $345,494,593)                                                                     $ 378,679,044
Cash in bank on demand deposit                                                                               74,653
Foreign currency holdings (identified cost $3,105,038) (Note 1)                                           3,103,145
Capital shares receivable                                                                                    57,024
Dividends and accrued interest receivable                                                                   868,836
Receivable for investment securities sold                                                                 6,841,754
                                                                                                          ---------
Total assets                                                                                            389,624,456
                                                                                                        -----------

Liabilities
Capital shares payable                                                                                       26,634
Payable for investment securities purchased                                                               6,012,339
Accrued investment management services fee                                                                    8,398
Accrued distribution fee                                                                                      4,043
Accrued service fee                                                                                              83
Accrued transfer agency fee                                                                                   5,116
Accrued administrative services fee                                                                             618
Other accrued expenses                                                                                      141,101
                                                                                                            -------
Total liabilities                                                                                         6,198,332
                                                                                                          ---------
Net assets applicable to outstanding capital stock                                                    $ 383,426,124
                                                                                                      =============
Represented by
Capital stock -- $.01 par value (Note 1)                                                              $     654,407
Additional paid-in capital                                                                              847,890,643
Undistributed net investment income                                                                       1,866,172
Accumulated net realized gain (loss) (Note 6)                                                          (500,217,637)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                    33,232,539
                                                                                                         ----------
Total -- representing net assets applicable to outstanding capital stock                              $ 383,426,124
                                                                                                      =============
Net assets applicable to outstanding shares:                Class A                                   $ 276,416,902
                                                            Class B                                   $  76,130,708
                                                            Class C                                   $     791,591
                                                            Class Y                                   $  30,086,923
Net asset value per share of outstanding capital stock:     Class A shares         46,973,135         $        5.88
                                                            Class B shares         13,241,343         $        5.75
                                                            Class C shares            138,500         $        5.72
                                                            Class Y shares          5,087,752         $        5.91
                                                                                    ---------         -------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
15 -- AXP INTERNATIONAL FUND -- 2003 ANNUAL REPORT

Statement of operations
AXP International Fund

Year ended Oct. 31, 2003
Investment income
Income:
Dividends                                                                                              $ 10,284,868
Interest                                                                                                    135,520
Fee income from securities lending (Note 3)                                                                 166,048
   Less foreign taxes withheld                                                                           (1,438,549)
                                                                                                         ----------
Total income                                                                                              9,147,887
                                                                                                          ---------
Expenses (Note 2):
Investment management services fee                                                                        2,672,683
Distribution fee
   Class A                                                                                                  663,951
   Class B                                                                                                  821,098
   Class C                                                                                                    7,884
Transfer agency fee                                                                                       2,056,962
Incremental transfer agency fee
   Class A                                                                                                  118,755
   Class B                                                                                                   64,819
   Class C                                                                                                      570
Service fee -- Class Y                                                                                       53,660
Administrative services fees and expenses                                                                   239,593
Compensation of board members                                                                                 9,366
Custodian fees                                                                                              158,497
Printing and postage                                                                                        165,618
Registration fees                                                                                            44,922
Audit fees                                                                                                   39,500
Other                                                                                                        39,084
                                                                                                             ------
Total expenses                                                                                            7,156,962
   Earnings credits on cash balances (Note 2)                                                                (5,231)
                                                                                                             ------
Total net expenses                                                                                        7,151,731
                                                                                                          ---------
Investment income (loss) -- net                                                                           1,996,156
                                                                                                          ---------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                       (34,980,038)
   Foreign currency transactions                                                                           (129,981)
                                                                                                           --------
Net realized gain (loss) on investments                                                                 (35,110,019)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                    99,404,400
                                                                                                         ----------
Net gain (loss) on investments and foreign currencies                                                    64,294,381
                                                                                                         ----------
Net increase (decrease) in net assets resulting from operations                                        $ 66,290,537
                                                                                                       ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
16 -- AXP INTERNATIONAL FUND -- 2003 ANNUAL REPORT

Statements of changes in net assets
AXP International Fund

Year ended Oct. 31,                                                                   2003                  2002
Operations and distributions
Investment income (loss) -- net                                                 $   1,996,156         $   1,478,729
Net realized gain (loss) on investments                                           (35,110,019)          (54,321,962)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies              99,404,400           (30,378,514)
                                                                                   ----------           -----------
Net increase (decrease) in net assets resulting from operations                    66,290,537           (83,221,747)
                                                                                   ----------           -----------
Distributions to shareholders from:
   Net investment income
     Class A                                                                       (1,097,811)           (5,656,216)
     Class B                                                                               --              (288,769)
     Class C                                                                               --               (10,936)
     Class Y                                                                         (397,835)           (1,101,121)
                                                                                     --------            ----------
Total distributions                                                                (1,495,646)           (7,057,042)
                                                                                   ----------            ----------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                        100,829,279           284,033,503
   Class B shares                                                                  10,143,314            18,373,065
   Class C shares                                                                   4,147,607             1,526,218
   Class Y shares                                                                 209,062,631           203,270,792
Reinvestment of distributions at net asset value
   Class A shares                                                                   1,074,326             5,522,769
   Class B shares                                                                          --               284,602
   Class C shares                                                                          --                10,820
   Class Y shares                                                                     305,027             1,016,173
Payments for redemptions
   Class A shares                                                                (161,166,939)         (401,259,872)
   Class B shares (Note 2)                                                        (42,610,595)          (90,155,847)
   Class C shares (Note 2)                                                         (4,399,403)           (1,676,707)
   Class Y shares                                                                (256,424,326)         (195,013,558)
                                                                                 ------------          ------------
Increase (decrease) in net assets from capital share transactions                (139,039,079)         (174,068,042)
                                                                                 ------------          ------------
Total increase (decrease) in net assets                                           (74,244,188)         (264,346,831)
Net assets at beginning of year                                                   457,670,312           722,017,143
                                                                                  -----------           -----------
Net assets at end of year                                                       $ 383,426,124         $ 457,670,312
                                                                                =============         =============
Undistributed net investment income                                             $   1,866,172         $   1,495,643
                                                                                -------------         -------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
17 -- AXP INTERNATIONAL FUND -- 2003 ANNUAL REPORT

Notes to Financial Statements

AXP International Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP International Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP International Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in equity securities of foreign issuers that offer strong growth potential.

The Fund offers Class A, Class B, Class C and Class Y shares.

o   Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o   Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. American Express Financial Corporation (AEFC) may use fair value if a security's value has been materially affected by events after the close of the primary exchanges or markets on which the security is traded and before the NAV is calculated. The fair value of a security may be different from the quoted or published price. AEFC will price a security at fair value in accordance with procedures adopted by the Fund and board if a reliable market quotation is not readily available. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

--------------------------------------------------------------------------------
18 -- AXP INTERNATIONAL FUND -- 2003 ANNUAL REPORT

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. As of Oct. 31, 2003, foreign currency holdings consisted of multiple denominations.

--------------------------------------------------------------------------------
19 -- AXP INTERNATIONAL FUND -- 2003 ANNUAL REPORT

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $129,981 and accumulated net realized loss has been decreased by $129,981.

The tax character of distributions paid for the years indicated is as follows:

Year ended Oct. 31,                              2003                  2002

Class A
Distributions paid from:
     Ordinary income                       $1,097,811            $5,656,216
     Long-term capital gain                        --                    --

Class B
Distributions paid from:
     Ordinary income                               --               288,769
     Long-term capital gain                        --                    --

Class C
Distributions paid from:
     Ordinary income                               --                10,936
     Long-term capital gain                        --                    --

Class Y
Distributions paid from:
     Ordinary income                          397,835             1,101,121
     Long-term capital gain                        --                    --

As of Oct. 31, 2003, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                                  $   1,866,172
Accumulated long-term gain (loss)                              $(498,098,162)
Unrealized appreciation (depreciation)                         $  31,113,064

--------------------------------------------------------------------------------
20 -- AXP INTERNATIONAL FUND -- 2003 ANNUAL REPORT

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.8% to 0.675% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper International Funds Index. Prior to Dec. 1, 2002, the maximum adjustment was 0.12% of the Fund's average daily net assets after deducting 1% from the performance difference. If the performance difference was less than 1%, the adjustment was zero. On Nov. 13, 2002, shareholders approved modification of the performance incentive adjustment calculation by adjusting the performance difference intervals, while retaining the previous maximum adjustment and reducing the amount of the performance difference for which no adjustment is made to 0.50%. The effect of the modifications began Dec. 1, 2002. The adjustment decreased the fee by $506,389 for the year ended Oct. 31, 2003.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.06% to 0.035% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

--------------------------------------------------------------------------------
21 -- AXP INTERNATIONAL FUND -- 2003 ANNUAL REPORT

AEFC has a Subadvisory Agreement with American Express Asset Management International Inc. (AEAMI), a wholly-owned subsidiary of AEFC. Investment decisions for the Fund are made by a team of seasoned investment professionals at Threadneedle Asset Management Limited (Threadneedle) who are associated with AEAMI. Threadneedle is also a wholly-owned subsidiary of AEFC.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o   Class A $19.50

o   Class B $20.50

o   Class C $20.00

o   Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

In addition, there is an annual closed-account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is not being charged to the Fund until a new transfer agency system is installed.

Under terms of a prior agreement that ended April 30, 2003, the Fund paid a transfer agency fee at an annual rate per shareholder account of $19 for Class A, $20 for Class B, $19.50 for Class C and $17 for Class Y.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $207,201 for Class A, $67,264 for Class B and $112 for Class C for the year ended Oct. 31, 2003.

During the year ended Oct. 31, 2003, the Fund's custodian and transfer agency fees were reduced by $5,231 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

--------------------------------------------------------------------------------
22 -- AXP INTERNATIONAL FUND -- 2003 ANNUAL REPORT

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $569,664,305 and $690,496,869, respectively, for the year ended Oct. 31, 2003. Realized gains and losses are determined on an identified cost basis.`

Income from securities lending amounted to $166,048 for the year ended Oct. 31, 2003. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                               Year ended Oct. 31, 2003
                                             Class A           Class B          Class C           Class Y
Sold                                       19,825,081         2,029,072          842,234        42,877,692
Issued for reinvested distributions           221,968                --               --            62,892
Redeemed                                  (31,828,912)       (8,482,707)        (889,603)      (51,587,885)
                                          -----------        ----------         --------       -----------
Net increase (decrease)                   (11,781,863)       (6,453,635)         (47,369)       (8,647,301)
                                          -----------        ----------          -------        ----------

                                                               Year ended Oct. 31, 2002
                                             Class A           Class B          Class C           Class Y
Sold                                       49,379,910         3,267,510          278,052        36,651,824
Issued for reinvested distributions           917,365            47,832            1,828           168,241
Redeemed                                  (69,070,028)      (15,830,239)        (304,605)      (34,914,727)
                                          -----------       -----------         --------       -----------
Net increase (decrease)                   (18,772,753)      (12,514,897)         (24,725)        1,905,338
                                          -----------       -----------          -------         ---------

5. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. The Fund had no borrowings outstanding during the year ended Oct. 31, 2003.

6. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund has capital loss carry-over of $498,098,162 as of Oct. 31, 2003, that will expire in 2009 through 2011 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
23 -- AXP INTERNATIONAL FUND -- 2003 ANNUAL REPORT

7. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                       2003         2002         2001         2000         1999
Net asset value, beginning of period                              $4.97        $5.96       $11.17       $13.45       $10.70
Income from investment operations:
Net investment income (loss)                                        .03          .03          .01          .02          .03
Net gains (losses) (both realized and unrealized)                   .90         (.94)       (3.46)         .04         2.91
Total from investment operations                                    .93         (.91)       (3.45)         .06         2.94
Less distributions:
Dividends from net investment income                               (.02)        (.08)          --         (.14)        (.06)
Distributions from realized gains                                    --           --        (1.76)       (2.20)        (.13)
Total distributions                                                (.02)        (.08)       (1.76)       (2.34)        (.19)
Net asset value, end of period                                    $5.88        $4.97       $ 5.96       $11.17       $13.45

Ratios/supplemental data
Net assets, end of period (in millions)                            $276         $292         $462         $882         $901
Ratio of expenses to average daily net assets(c)                  1.65%        1.54%        1.28%        1.27%        1.30%
Ratio of net investment income (loss)
  to average daily net assets                                      .59%         .39%         .07%         .14%         .27%
Portfolio turnover rate (excluding short-term securities)          147%         103%         303%         133%         100%
Total return(e)                                                  18.79%      (15.55%)     (35.71%)      (2.79%)      27.81%

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
24 -- AXP INTERNATIONAL FUND -- 2003 ANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                       2003         2002         2001         2000         1999
Net asset value, beginning of period                              $4.88        $5.83       $11.04       $13.32       $10.62
Income from investment operations:
Net investment income (loss)                                        .02         (.02)        (.07)        (.08)        (.04)
Net gains (losses) (both realized and unrealized)                   .85         (.92)       (3.38)         .04         2.87
Total from investment operations                                    .87         (.94)       (3.45)        (.04)        2.83
Less distributions:
Dividends from net investment income                                 --         (.01)          --         (.04)          --
Distributions from realized gains                                    --           --        (1.76)       (2.20)        (.13)
Total distributions                                                  --         (.01)       (1.76)       (2.24)        (.13)
Net asset value, end of period                                    $5.75        $4.88       $ 5.83       $11.04       $13.32

Ratios/supplemental data
Net assets, end of period (in millions)                             $76          $96         $188         $403         $417
Ratio of expenses to average daily net assets(c)                  2.43%        2.31%        2.05%        2.03%        2.07%
Ratio of net investment income (loss)
  to average daily net assets                                     (.16%)       (.34%)       (.70%)       (.62%)       (.49%)
Portfolio turnover rate (excluding short-term securities)          147%         103%         303%         133%         100%
Total return(e)                                                  17.83%      (16.16%)     (36.19%)      (3.51%)      26.85%

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
25 -- AXP INTERNATIONAL FUND -- 2003 ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                       2003         2002         2001        2000(b)
Net asset value, beginning of period                              $4.85        $5.84       $11.05       $12.43
Income from investment operations:
Net investment income (loss)                                        .02         (.02)        (.07)        (.04)
Net gains (losses) (both realized and unrealized)                   .85         (.92)       (3.38)       (1.34)
Total from investment operations                                    .87         (.94)       (3.45)       (1.38)
Less distributions:
Dividends from net investment income                                 --         (.05)          --           --
Distributions from realized gains                                    --           --        (1.76)          --
Total distributions                                                  --         (.05)       (1.76)          --
Net asset value, end of period                                    $5.72        $4.85       $ 5.84       $11.05

Ratios/supplemental data
Net assets, end of period (in millions)                              $1           $1           $1          $--
Ratio of expenses to average daily net assets(c)                  2.43%        2.31%        2.05%        2.03%(d)
Ratio of net investment income (loss)
  to average daily net assets                                     (.17%)       (.35%)       (.64%)       (.83%)(d)
Portfolio turnover rate (excluding short-term securities)          147%         103%         303%         133%
Total return(e)                                                  17.94%      (16.27%)     (36.15%)     (11.10%)(f)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
26 -- AXP INTERNATIONAL FUND -- 2003 ANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                       2003         2002         2001         2000         1999
Net asset value, beginning of period                              $4.99        $5.99       $11.19       $13.46       $10.70
Income from investment operations:
Net investment income (loss)                                        .03          .04          .02          .04          .05
Net gains (losses) (both realized and unrealized)                   .92         (.95)       (3.46)         .05         2.91
Total from investment operations                                    .95         (.91)       (3.44)         .09         2.96
Less distributions:
Dividends from net investment income                               (.03)        (.09)          --         (.16)        (.07)
Distributions from realized gains                                    --           --        (1.76)       (2.20)        (.13)
Total distributions                                                (.03)        (.09)       (1.76)       (2.36)        (.20)
Net asset value, end of period                                    $5.91        $4.99       $ 5.99       $11.19       $13.46

Ratios/supplemental data
Net assets, end of period (in millions)                             $30          $69          $71         $114         $100
Ratio of expenses to average daily net assets(c)                  1.45%        1.37%        1.11%        1.10%        1.18%
Ratio of net investment income (loss)
  to average daily net assets                                     1.07%         .61%         .25%         .33%         .41%
Portfolio turnover rate (excluding short-term securities)          147%         103%         303%         133%         100%
Total return(e)                                                  19.14%      (15.43%)     (35.52%)      (2.57%)      27.91%

Notes to the financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

--------------------------------------------------------------------------------
27 -- AXP INTERNATIONAL FUND -- 2003 ANNUAL REPORT

Independent Auditors' Report

THE BOARD AND SHAREHOLDERS

AXP INTERNATIONAL SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP International Fund (a series of the AXP International Series, Inc.) as of October 31, 2003, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended October 31, 2003, and the financial highlights for each of the years in the five-year period ended October 31, 2003. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP International Fund as of October 31, 2003, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

December 12, 2003

--------------------------------------------------------------------------------
28 -- AXP INTERNATIONAL FUND -- 2003 ANNUAL REPORT

Federal Income Tax Information

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

AXP International Fund
Fiscal year ended Oct. 31, 2003

Class A
Income distributions -- taxable as dividend income:

     Qualified Dividend Income for individuals (effective
     for distributions made after Jan. 1, 2003)                         0.00%

     Dividends Received Deduction for corporations                      0.00%

Payable date                                                        Per share
Dec. 19, 2002                                                        $0.01940

Class Y
Income distributions -- taxable as dividend income:

     Qualified Dividend Income for individuals (effective
     for distributions made after Jan. 1, 2003)                         0.00%

     Dividends Received Deduction for corporations                      0.00%

Payable date                                                        Per share
Dec. 19, 2002                                                        $0.02885

--------------------------------------------------------------------------------
29   --   AXP INTERNATIONAL FUND   --   2003 ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 86 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name, address, age                    Position held with   Principal occupation during      Other directorships
                                      Fund and length of   past five years
                                      service
------------------------------------- -------------------- -------------------------------- ------------------------
Arne H. Carlson                       Board member since   Chair, Board Services
901 S. Marquette Ave.                 1999                 Corporation (provides
Minneapolis, MN 55402                                      administrative services to
Age 69                                                     boards). Former Governor of
                                                           Minnesota
------------------------------------- -------------------- -------------------------------- ------------------------
Philip J. Carroll, Jr.                Board member since   Retired Chairman and CEO,        Scottish Power PLC,
901 S. Marquette Ave.                 2002                 Fluor Corporation (engineering   Vulcan Materials
Minneapolis, MN 55402                                      and construction) since 1998     Company, Inc.
Age 65                                                                                      (construction
                                                                                            materials/chemicals)
------------------------------------- -------------------- -------------------------------- ------------------------
Livio D. DeSimone                     Board member         Retired Chair of the Board and   Cargill, Incorporated
30 Seventh Street East                since 2001           Chief Executive Officer,         (commodity merchants
Suite 3050                                                 Minnesota Mining and             and processors),
St. Paul, MN 55101-4901                                    Manufacturing (3M)               General Mills, Inc.
Age 69                                                                                      (consumer foods),
                                                                                            Vulcan Materials
                                                                                            Company (construction
                                                                                            materials/ chemicals),
                                                                                            Milliken & Company
                                                                                            (textiles and
                                                                                            chemicals), and Nexia
                                                                                            Biotechnologies, Inc.
------------------------------------- -------------------- -------------------------------- ------------------------
Heinz F. Hutter*                      Board member since   Retired President and Chief
901 S. Marquette Ave.                 1994                 Operating Officer, Cargill,
Minneapolis, MN 55402                                      Incorporated (commodity
Age 74                                                     merchants and processors)
------------------------------------- -------------------- -------------------------------- ------------------------
Anne P. Jones                         Board member since   Attorney and Consultant
901 S. Marquette Ave.                 1985
Minneapolis, MN 55402
Age 68
------------------------------------- -------------------- -------------------------------- ------------------------
Stephen R. Lewis, Jr.**               Board member since   Retired President and            Valmont Industries,
901 S. Marquette Ave.                 2002                 Professor of Economics,          Inc. (manufactures
Minneapolis, MN 55402                                      Carleton College                 irrigation systems)
Age 64
------------------------------------- -------------------- -------------------------------- ------------------------
Alan G. Quasha                        Board member since   President, Quadrant              Compagnie Financiere
901 S. Marquette Ave.                 2002                 Management, Inc. (management     Richemont AG (luxury
Minneapolis, MN 55402                                      of private equities)             goods), Harken Energy
Age 53                                                                                      Corporation (oil and
                                                                                            gas exploration) and
                                                                                            SIRIT Inc. (radio
                                                                                            frequency
                                                                                            identification
                                                                                            technology)
------------------------------------- -------------------- -------------------------------- ------------------------

 * Interested person of AXP Partners International Aggressive Growth Fund and AXP Partners Aggressive Growth Fund by reason of being a security holder of J P Morgan Chase & Co., which has a 45% interest in American Century Companies, Inc., the parent company of the subadviser of two of the AXP Partners Funds, American Century Investment Management, Inc.

** Interested person of AXP Partners International Aggressive Growth Fund by reason of being a security holder of FleetBoston Financial Corporation, parent company of Columbia Wanger Asset Management, L.P., one of the fund's subadvisers.

--------------------------------------------------------------------------------
30   --   AXP INTERNATIONAL FUND   --   2003 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age                    Position held with   Principal occupation during      Other directorships
                                      Fund and length of   past five years
                                      service
------------------------------------- -------------------- -------------------------------- ------------------------
Alan K. Simpson                       Board member since   Former three-term United         Biogen, Inc.
1201 Sunshine Ave.                    1997                 States Senator for Wyoming       (biopharmaceuticals)
Cody, WY 82414
Age 71
------------------------------------- -------------------- -------------------------------- ------------------------
Alison Taunton-Rigby                  Board member since   President, Forester Biotech
901 S. Marquette Ave.                 2002                 since 2000. Former President
Minneapolis, MN 55402                                      and CEO, Aquila
Age 59                                                     Biopharmaceuticals, Inc.
------------------------------------- -------------------- -------------------------------- ------------------------

Board Members Affiliated with AEFC***

Name, address, age                    Position held with   Principal occupation during      Other directorships
                                      Fund and length of   past five years
                                      service
------------------------------------- -------------------- -------------------------------- ------------------------
Barbara H. Fraser                     Board member since   Executive Vice President -
1546 AXP Financial Center             2002                 AEFA Products and Corporate
Minneapolis, MN 55474                                      Marketing of AEFC since 2002.
Age 53                                                     President - Travelers Check
                                                           Group, American Express
                                                           Company, 2001-2002. Management
                                                           Consultant, Reuters,
                                                           2000-2001. Managing Director -
                                                           International Investments,
                                                           Citibank Global, 1999-2000.
                                                           Chairman and CEO, Citicorp
                                                           Investment Services and
                                                           Citigroup Insurance Group,
                                                           U.S., 1998-1999
------------------------------------- -------------------- -------------------------------- ------------------------
Stephen W. Roszell                    Board membersince    Senior Vice President -
50238 AXP Financial Center            2002,                Institutional Group of AEFC
Minneapolis, MN 55474                 Vice President
Age 54                                since 2002
------------------------------------- -------------------- -------------------------------- ------------------------
William F. Truscott                   Board member since   Senior Vice President - Chief
53600 AXP Financial Center            2001,                Investment Officer of AEFC
Minneapolis, MN 55474                 Vice President       since 2001. Former Chief
Age 42                                since 2002           Investment Officer and
                                                           Managing Director, Zurich
                                                           Scudder Investments
------------------------------------- -------------------- -------------------------------- ------------------------

*** Interested person by reason of being an officer, director and/or employee of AEFC.

--------------------------------------------------------------------------------
31   --   AXP INTERNATIONAL FUND   --   2003 ANNUAL REPORT

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Roszell, who is vice president, and Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name, address, age                    Position held        Principal occupation during      Other directorships
                                      with Fund and        past five years
                                      length of service
------------------------------------- -------------------- -------------------------------- ------------------------
Jeffrey P. Fox                        Treasurer since      Vice President - Investment
50005 AXP Financial Center            2002                 Accounting, AEFC, since 2002;
Minneapolis, MN 55474                                      Vice President - Finance,
Age 48                                                     American Express Company,
                                                           2000-2002; Vice President -
                                                           Corporate Controller, AEFC,
                                                           1996-2000
------------------------------------- -------------------- -------------------------------- ------------------------
Paula R. Meyer                        President since      Senior Vice President and
596 AXP Financial Center              2002                 General Manager - Mutual
Minneapolis, MN 55474                                      Funds, AEFC, since 2002; Vice
Age 49                                                     President and Managing
                                                           Director - American Express
                                                           Funds, AEFC, 2000-2002; Vice
                                                           President, AEFC, 1998-2000
------------------------------------- -------------------- -------------------------------- ------------------------
Leslie L. Ogg                         Vice President,      President of Board Services
901 S. Marquette Ave.                 General Counsel,     Corporation
Minneapolis, MN 55402                 and Secretary
Age 65                                since 1978
------------------------------------- -------------------- -------------------------------- ------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the Web site americanexpress.com/funds; or by searching the Web site of the Securities and Exchange Commission http://www.sec.gov. Beginning Jan. 1, 2004, you may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at http://www.sec.gov.

--------------------------------------------------------------------------------
32   --   AXP INTERNATIONAL FUND   --   2003 ANNUAL REPORT

--------------------------------------------------------------------------------
(logo)
AMERICAN
 EXPRESS
(R)
--------------------------------------------------------------------------------

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

Item 2. (a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. A copy of the code of ethics is filed as an exhibit to this form N-CSR.

           (b) During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

           (c) During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

Item 3. The Registrant's board of directors has determined that independent directors Livio D. DeSimone, Anne P. Jones, and Alan G. Quasha, each qualify as audit committee financial experts.

Item 4.    Principal Accountant Fees and Services.  Not applicable.

Item 5.    Audit Committee of Listed Registrants. Not applicable.

Item 6.    [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8.    [Reserved]

Item 9.    Controls and Procedures.

           (a) The registrant's Principal Executive Officer and Principal Financial Officer have evaluated the registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

           (b) At the date of filing this Form N-CSR, the registrant's Principal Executive Officer and Principal Financial Officer are aware of no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10.   Exhibits.

           (a)(1) Code of ethics as applies to the Registrant's principal executive officer and principal financial officer, as required to be disclosed under Item 2 of Form N-CSR, is attached as Ex. 99.CODE ETH.

           (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by
           Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

           (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                  AXP INTERNATIONAL SERIES, INC.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          January 5, 2004

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          January 5, 2004




By                        /s/ Jeffrey P. Fox
                          ------------------
                              Jeffrey P. Fox
                              Treasurer and Principal Financial Officer

Date                          January 5, 2004